As filed with the Securities and Exchange Commission on November 5, 2021
No. 333-260290

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amendment No. 2
to
Form S-1

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

HERTZ GLOBAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	7510 (Primary Standard Industrial Classification Code Number)	61-1770902 (I.R.S. Employer Identification No.)

8501 Williams Road
Estero, Florida 33928
(239) 301-7000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
M. David Galainena
Executive Vice President, General Counsel and Secretary
Hertz Global Holdings, Inc.
8501 Williams Road
Estero, Florida 33928
(239) 301-7000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies of all communications, including communications sent to agent for service, should be sent to:
Gregory Pryor Colin Diamond Andrew J. Ericksen David M. Johansen White & Case LLP 1221 Avenue of the Americas New York, New York 10020 + 1 (212) 819-8200	Roxane F. Reardon John C. Ericson John G. O’Connell Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017 +1 (212) 455-2000
Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: ☐
If this Form is filed to registered additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):
Large accelerated filer ☐	Accelerated filer ☒	Non-accelerated filer ☐	Smaller reporting company ☐	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE
The sole purpose of this amendment is to file certain exhibits to the Registration Statement, as indicated in Item 16 of Part II of this amendment. No change is made to the preliminary prospectus constituting Part I of the Registration Statement or Items 13, 14, 15 or 17 of Part II of the Registration Statement. Accordingly, this amendment consists only of the facing page, this explanatory note, Item 16 of Part II and the signature page to the Registration Statement.

PART II INFORMATION NOT REQUIRED IN PROSPECTUS
Item 16.
Exhibits and Financial Statement Schedules.

(a)   Exhibits.
Exhibit No.	Description
1.1*	Form of Underwriting Agreement.
2	Separation and Distribution Agreement, dated June 30, 2016, by and between Hertz Global Holdings, Inc. and Herc Holdings, Inc. (incorporated by reference to Exhibit 2 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
2.1	Second Modified Third Amended Chapter 11 Plan of Reorganization, filed June 10, 2021 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. filed on June 16, 2021 (File No. 001-37665; 001-07541)).
3.1	Second Amended and Restated Certificate of Incorporation of Hertz Global Holdings, Inc. (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. filed on July 7, 2021 (File No. 001-37665; 001-07541)).
3.2	Second Amended and Restated Bylaws of Hertz Global Holdings, Inc. (incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. filed on July 7, 2021 (File No. 001-37665; 001-07541)).
3.3	Certificate of Designation relating to the Series A Preferred Stock of Hertz Global Holdings, Inc. (incorporated by reference to Exhibit 3.3 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. filed on July 7, 2021 (File No. 001-37665; 001-07541)).
3.4*	Certificate of Amendment to the Certificate of Designations of Preferences, Rights and Limitations of Series A Preferred Stock (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. filed on November 4, 2021 (File No. 001-37665; 001-07541)).
5.1**	Opinion of White & Case LLP.
10.1	Warrant Agreement, dated as of June 30, 2021, by and between Hertz Global Holdings, Inc. and Computershare Inc. and Computershare Trust Company, N.A., collectively as warrant agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. filed on July 7, 2021 (File No. 001-37665; 001-07541)).
10.2.1	Registration Rights Agreement, dated as of June 30, 2021, by and among Hertz Global Holdings, Inc. and the Holder Party thereto (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. filed on July 7, 2021 (File No. 001-37665; 001-07541)).
10.2.2	Amendment to Registration Rights Agreement dated as of October 26, 2021 by and among Hertz Global Holdings, Inc. and the stockholders signatory thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. filed on October 27, 2021 (File No. 001-37665; 001-07541)).
10.3	Credit Agreement, dated as of June 30, 2021, by and among The Hertz Corporation and the Subsidiary Borrowers party thereto as borrowers, the Several Lenders and Issuing Lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. filed on July 7, 2021 (File No. 001-37665; 001-07541)).

Exhibit No.	Description
10.4	Series 2021-A Supplement, dated as of June 29, 2021, among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, Deutsche Bank AG, New York Branch, as program agent, the several committed note purchasers party thereto, the several conduit investors party thereto, the several funding agents for the investor groups party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. filed on July 7, 2021 (File No. 001-37665; 001-07541)).
10.5	Series 2021-1 Supplement, dated as of June 30, 2021, among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. filed on July 7, 2021 (File No. 001-37665; 001-07541)).
10.6	Series 2021-2 Supplement, dated as of June 30, 2021, among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. filed on July 7, 2021 (File No. 001-37665; 001-07541)).
10.7	Base Indenture, dated as of June 29, 2021, between Hertz Vehicle Financing III LLC, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. filed on July 7, 2021 (File No. 001-37665; 001-07541)).
10.8	Master Motor Vehicle Operating Lease and Servicing Agreement dated as of June 29, 2021, among Hertz Vehicle Financing III LLC, as lessor, The Hertz Corporation, as a lessee, servicer and guarantor, DTG Operations, Inc., as a lessee, and those permitted lessees from time to time party thereto (incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. filed on July 7, 2021 (File No. 001-37665; 001-07541)).
10.9	Administration Agreement, dated as of June 29, 2021, among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 10.9 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. filed on July 7, 2021 (File No. 001-37665; 001-07541)).
10.10	Form of Indemnification Agreement of Hertz Global Holdings, Inc. (incorporated by reference to Exhibit 10.10 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. filed on July 7, 2021 (File No. 001-37665; 001-07541)).
10.11	The Hertz Corporation Supplemental Retirement and Savings Plan (as amended and restated, effective December 19, 2014) (incorporated by reference to Exhibit 10.3 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.12	The Hertz Corporation Supplemental Executive Retirement Plan (as amended and restated, effective October 22, 2014) (incorporated by reference to Exhibit 10.4 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.13	The Hertz Corporation Benefit Equalization Plan (as amended and restated, effective October 22, 2014) (incorporated by reference to Exhibit 10.5 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).

Exhibit No.	Description
10.14.1	Hertz Global Holdings, Inc. Severance Plan for Senior Executives (incorporated by reference to Exhibit 10.6.1 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.14.2	Amendment to the Hertz Global Holdings, Inc. Severance Plan for Senior Executives, effective as of November 14, 2012 (incorporated by reference to Exhibit 10.6.2 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.14.3	Amendment to the Hertz Global Holdings, Inc. Severance Plan for Senior Executives, effective as of February 11, 2013 (incorporated by reference to Exhibit 10.6.3 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.14.4	Amendment to the Hertz Global Holdings, Inc. Severance Plan for Senior Executives, effective as of February 25, 2016 (incorporated by reference to Exhibit 10.6.4 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.14.5	Amendment to the Hertz Global Holdings, Inc. Severance Plan for Senior Executives, effective as of February 2, 2017 (incorporated by reference to Exhibit 10.6.5 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.14.6	Amended and Restated Hertz Global Holdings, Inc. Severance Plan for Senior Executives (incorporated by reference to Exhibit 10.6.6 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.15	Form of Change in Control Severance Agreement with executive officers of the Registrant (incorporated by reference to Exhibit 10.7 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.16	The Hertz Corporation Key Officer Postretirement Assigned Car Benefit Plan (incorporated by reference to Exhibit 10.8 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.17	The Hertz Corporation Account Balance Defined Benefit Pension Plan (incorporated by reference to Exhibit 10.9 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.18	The Hertz Corporation (U.K.) 1972 Pension Plan (incorporated by reference to Exhibit 10.10 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.19	The Hertz Corporation (U.K.) Supplementary Unapproved Pension Scheme (incorporated by reference to Exhibit 10.11 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.20	Form of Director Indemnification Agreement (incorporated by reference to Exhibit 10.12 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.21	Second Amended and Restated Indemnification Agreement, dated as of September 18, 2009, among The Hertz Corporation, Hertz Vehicles LLC, Hertz Funding Corp., Hertz General Interest LLC, and Hertz Vehicle Financing LLC (incorporated by reference to Exhibit 10.13 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).

Exhibit No.	Description
10.22	Tax Matters Agreement, dated June 30, 2016, by among Herc Holdings Inc., The Hertz Corporation, Herc Rentals Inc. and Hertz Global Holdings, Inc. (incorporated by reference to Exhibit 10.14 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.23	Employee Matters Agreement, dated June 30, 2016, by and between Hertz Global Holdings, Inc. and Herc Holdings Inc. (incorporated by reference to Exhibit 10.15 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.24	Intellectual Property Agreement, dated June 30, 2016, by among The Hertz Corporation, Hertz System, Inc. and Herc Rentals Inc. (incorporated by reference to Exhibit 10.16 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.25.1	Offer Letter, signed on August 15, 2018 between Jamere Jackson and The Hertz Corporation (incorporated by reference to Exhibit 10.17.1 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021)
10.25.2	Amendment to the Offer Letter between Jamere Jackson and The Hertz Corporation (incorporated by reference to Exhibit 10.17.2 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.26.1	Offer Letter, signed on February 28, 2018, between Paul E. Stone and The Hertz Corporation (incorporated by reference to Exhibit 10.18.1 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.26.2	Amendment to Offer Letter, dated May 16, 2020, between Paul E. Stone and The Hertz Corporation (incorporated by reference to Exhibit 10.18.2 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.27	Amended and Restated Employment Agreement, dated as of November 22, 2019, between Hertz Global Holdings, Inc. and Kathryn V. Marinello (incorporated by reference to Exhibit 10.19 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.28	Form of Retention Program Letter Agreement (incorporated by reference to Exhibit 10.26 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.29	Stock and Asset Purchase Agreement by and between Hertz Global Holdings, Inc. Donlen Corporation, certain subsidiaries of Donlen Corporation and Freedom Acquirer LLC, dated November 25, 2020 (incorporated by reference to Exhibit 10.27 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.30.1	Offer Letter, signed on December 3, 2018, between Kenny K. Cheung and The Hertz Corporation (incorporated by reference to Exhibit 10.29.1 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.30.2	Offer Letter, signed on September 25, 2020, between Kenny K. Cheung and The Hertz Corporation (incorporated by reference to Exhibit 10.29.2 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.31	Offer Letter, signed on October 16, 2019, between Angela Brav and The Hertz Corporation (incorporated by reference to Exhibit 10.30 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).

Exhibit No.	Description
10.32.1	Offer Letter, dated February 27, 2019, between M. David Galainena and The Hertz Corporation (incorporated by reference to Exhibit 10.31.1 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.32.2	Offer Letter, signed on September 25, 2020, between M. David Galainena and The Hertz Corporation (incorporated by reference to Exhibit 10.31.2 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.33	Offer Letter, dated July 16, 2018, between Opal G. Perry and The Hertz Corporation (incorporated by reference to Exhibit 10.32 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.34.1	Offer Letter, dated February 21, 2018, between R. Eric Esper and The Hertz Corporation (incorporated by reference to Exhibit 10.33.1 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.34.2	Offer Letter, dated August 14, 2020, between R. Eric Esper and The Hertz Corporation (incorporated by reference to Exhibit 10.33.2 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-37665), as filed on February 26, 2021).
10.35	Hertz Global Holdings, Inc. 2021 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. filed on November 2, 2021 (File No. 001-37665; 001-07541)).
21.1**	The List of Subsidiaries of Hertz Global Holdings, Inc.
23.1**	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.
23.2**	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.
23.3**	Consent of White & Case LLP (included as part of Exhibit 5.1).
24.1	Power of Attorney (included on the signature page to initial filing).
24.2**	Power of Attorney for Evelina Vougessis Machas.

*
Filed herewith.

**
Previously Filed

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Estero, Florida on November 5, 2021.
HERTZ GLOBAL HOLDINGS, INC.
By:
/s/ Kenny Cheung

Name:
Kenny Cheung

Title:
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the dates indicated.
Signature/Name	Position	Date
* Mark Fields	Interim Chief Executive Officer and Director (Principal Executive Officer)	November 5, 2021
/s/ Kenny Cheung Kenny Cheung	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	November 5, 2021
* Alexandra Brooks	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	November 5, 2021
* M. Gregory O’Hara	Chairperson	November 5, 2021
* Thomas Wagner	Vice-Chairperson	November 5, 2021

Signature/Name	Position	Date
* Christopher Lahoud	Preferred Stock Director	November 5, 2021
* Colin Farmer	Director	November 5, 2021
* Jennifer Feikin	Director	November 5, 2021
* Vincent Intrieri	Director	November 5, 2021
* Evelina Vougessis Machas	Director	November 5, 2021
* Andrew Shannahan	Director	November 5, 2021
*By: /s/ Kenny Cheung Attorney-in-Fact